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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 28, 2004

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of October 1, 2004, providing for, inter alia, the issuance of Home Equity Mortgage Trust 2004-5 Home Equity Pass-Through Certificates, Series 2004-5)


              Credit Suisse First Boston Mortgage Securities Corp.
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             (Exact Name of registrant as specified in its charter)

         Delaware                       333-115435             13-3320910
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(State or Other Jurisdication of      (Commission File       (I.R.S. Employer
  Incorporation)                        Number)             Identification No.)

11 Madison Avenue, New York, New York                           10010
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(Address of Principal Executive Offices)                      (Zip Code)



Registrant's telephone number, including area code, is: (212) 538-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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               (a) Not applicable

               (b) Not applicable

               (c) Exhibits:

               1. Pooling and Servicing Agreement, dated as of October 1,
2004, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, JPMorgan Chase Bank, as trustee and Wilshire Credit Corporation, as servicer.




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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                            By: /s/ John P Graham
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                            Name:   John P. Graham
                            Title:  Vice President





Dated: November 12, 2004



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                                     EXHIBIT